UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 11, 2008
WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34046 (Commission File Number)	26-1075808 (IRS Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive office) (Zip Code)
(832) 636-6000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 11, 2008, Western Gas Partners, LP issued a press release announcing its financial and operating results for the third quarter of 2008. The press release is included in this report as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
     On November 11, 2008, Western Gas Partners announced an agreement to acquire certain midstream assets located in the Powder River Basin from Anadarko Petroleum Corporation for total consideration of $210 million. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Western Gas Partners, LP Press Release, dated November 11, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN GAS PARTNERS, LP

	By:	Western Gas Holdings, LLC,
its general partner

Dated: November 12, 2008	By:	/s/ Robert G. Gwin

Robert G. Gwin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1	Western Gas Partners, LP Press Release, dated November 11, 2008.